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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 10, 1999

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977
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ITEM 5.  OTHER EVENTS

      On November 10, 1999, Consolidated Graphics, Inc. (the "Company") announced the completion of the acquisition of Piccari Press, Inc. of Philadelphia, Pennsylvania. A copy of the press release is attached hereto as
Exhibit 99.1.

      On November 11, 1999, the Company announced the signing of a letter of intent to acquire Woodridge Press Inc. of Anaheim, California. A copy of the press release is attached hereto as Exhibit 99.2.

      On November 12, 1999, the Company announced that its Board of Directors approved a share repurchase program authorizing the Company to buy up to 2.1 million shares of common stock. A copy of the press release is attached hereto as Exhibit 99.3.

      On November 16, 1999, the Company announced the completion of the acquisition of Keys Printing Company of Greenville, South Carolina, and the termination of its negotiations to acquire Anderson Printing of Hollywood, California. A copy of the press release is attached hereto as Exhibit 99.4.

      The attached press releases may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibits are filed herewith:


     99.1 Press release of the Company dated November 10, 1999, related to the completion of the acquisition of Piccari Press, Inc. of Philadelphia, Pennsylvania.

     99.2 Press release of the Company dated November 11, 1999, related to the signing of a letter of intent to acquire Woodridge Press Inc. of Anaheim, California.

     99.3 Press release of the Company dated November 12, 1999, related to the approval by its Board of Directors of a share repurchase program authorizing the Company to buy up to 2.1 million shares of common stock.

     99.4 Press release of the Company dated November 16, 1999, related to the completion of the acquisition of Keys Printing Company of Greenville, South Carolina, and the termination of its negotiations to acquire Anderson Printing of Hollywood, California.


                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)

                                          By: /s/ G. CHRISTOPHER COLVILLE

                                                  G. Christopher Colville
                                                  Executive Vice President-
                                                  Mergers & Acquisitions,
                                                  Chief Financial and Accounting
                                                  Officer

Date:  November 16, 1999